Conference Call May 9, 2007 4:15pm Barry Sloane – CEO/Chairman Michael J. Holden - CFO 2007 First Quarter Shareholder Exhibit 99.2

Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of
1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause
Newtek’s actual results to differ from management's current expectations are contained in
Newtek’s filings with the Securities and Exchange Commission and available through
http://www.sec.gov
Also we need to point out that our Capcos operate under a different set of rules in each of the
8 jurisdictions and that these place varying requirements on the structure of our investments.
In some cases, particularly in Louisiana, and New York we don’t control the equity or manag ement of a qualified business, but that cannot always be presented orally or in written present ations

Mission Statement
• Newtek is quickly becoming the
premier distributor of business
services and financial products
to the  small and medium sized
business market
• In excess of 78,000 business
accounts at 3/31/07
• Adding 3,000 new clients per
quarter net of attrition
• Newtek
TM
is a one stop shop

4 Mission Statement We want the SMB market to view NEWTEK TM as “THE Company” to go to for all their business services needs. IMPLICATION IMPLICATION

5 PRODUCT PROCESS CUSTOMER and/or MARKET CONTINUAL ASSESMENT and CORRECTION NEWTEK CAN START AT ANY POINT Product & Process are Linked

Today’s Presentation and Format
• Avoid repeating the Annual Presentation
format given 45 days ago
• Newtek Website
– Shareholder’s Letter from Chairman/CEO
– First Quarter Shareholder Conference Call
May 9, 2007
(PowerPoint currently presenting)
• Focus On:
– Financial Highlights
– Execution of Strategy
– Implementation of Strategy

Newtek First Quarter 07 Highlights
• Growing revenues in EPP, Web Hosting and Small
Business Lending:
– EPP segment revenue increased by 33% Q1 ’07
over Q1 ‘06
– Web Hosting segment revenue increased by
22% Q1 ’07 over Q1 ‘06
– SBA Lending segment revenue increased by
10% Q1 ’07 over Q1 ’06
• Growing profitability in EPP and Web Hosting;
reduced loss in SBA Lending
• Growing EBITDA across 3 key businesses
• $43 million in cash = cash per share $1.23
(cash and cash equivalents,
restricted cash and U.S. Treasuries)
• $85 million in book value = book value per share of
$2.44

Newtek Business Services Financial Strength
As of March 31, 2007
• $43 million in cash and cash equivalents,
restricted cash, and U.S. Treasuries
• $85 million in shareholders equity
• $2.44 in book value per share

9 Newtek First Quarter Results 11% $0.5 $(4.6) $(4.1) Pretax Net Loss 27% $4.7 $17.1 $21.8 Revenues % Change $ Change Q1 ‘06 Q1 ‘07 In millions of dollars

10 Three Key Segments First Quarter Results In millions of dollars 15% $0.5 $3.4 $3.9 EBITDA 38% $0.5 $1.3 $1.8 Pretax Net Income 27% $ 4.0 $14.8 $18.8 Revenues % Change $ Change Q1 ‘06 Q1 ‘07

2007 Annual Segment Guidance
(17.2) - (15.8) (18.8) - (17.1) 93.2 - 94.9 90.5 - 92.5
Total
(4.5) – (4.5) (4.4) – (4.4)
Interco
Eliminations
(6.5) - (6.5) (6.0) – (6.0) 4.7- 4.7 4.8 - 4.9
Corporate
Activities
(2.9) - (2.6) (3.4) –(3.0) 4.8-5.1 4.2 - 4.6
All Others
(15.5) - (15.5) (16.0) – (16.0) 6.4- 6.7 6.4 - 6.8
CAPCO
3.9 - 4.3 3.5-4.0 0.4 - 0.8 0.0 - 0.5 10.5 -10.7 10.3 - 10.5
SBA Lending
7.3 - 7.6 7.1-7.5 3.8 - 4.1 3.6 – 4.0 15.9 -16.2 15.8 – 16.2
Web Hosting
5.3- 5.6 4.8 - 5.2 3.5 - 3.9 3.0 -3.4 55.4 - 56.0 53.4 - 53.9
Electronic
Payment
Processing
New EBITDA
Old
New Pretax Net
Income
Old
New Revenue
Old
In millions of dollars

Operational Focus for 2007
I. Operational Structure
II. Business Services Management
III. Human Resources
IV. IT Advances and Directives
V. Why Do We Acquire Clients
Inexpensively
VI. Why Do We Process Business
Inexpensively
VII. Alliance Partners & Marketing
VIII. Financial Focus
IX. Why is Newtek Well Positioned

Operational Structure
Level Three Sales
And
Marketing Personnel
Add Referrals
To
System
Business Services
Specialists
Close and Board
Transactions
Within Each
Division
Customer Service
Representatives
Handle Post-closing
Customer Service,
Cross Service and
Cross Selling

14 Business Service Specialists Management Lending Carmen Mouchacca Electronic Payment Processing Steve Hauler Web Hosting Derek Curtis and TBA Insurance Pamela Gay

15 Human Resources Judi Chompre, Vice President Hiring / Training / Recruiting Brownsville, Texas Operations Center

16 IT Advances and Directives I. Update, refine and broaden NewTracker II. Master Central Database Development III. Utilize technology for quality control, financial and management reporting

Why Do We Acquire Clients Inexpensively
1. Wide net catches alliance partners for
many offerings
2. Wide net catches business clientele for
multiple offerings post close or bundled
offering
3. NewTracker™ uses Merrill, Morgan
Stanley, UBS, Navy Federal, AIG for
brand name recognition in lieu of:
a. Advertising
b. Bricks and mortar
c. Expensive salary plus commission sales
personnel

18 Why Do We Acquire Clients Inexpensively 4. Technology makes referrals easy 5. Building our own brand

Why Do We Process Business Inexpensively
1. Remote production plants in
Milwaukee, Phoenix and
Brownsville.
2. Business gets boarded
electronically through telephonic
interview on strength of alliance
partner.
3. Data can be shared for multiple
products, services and applications.
4. Minimize commission selling
expense or referral fees due to
technology

Alliance Partners and Marketing
1. Portfolio
Navy Federal CU, AIG, Morgan Stanley, UBS,
PSCU, CUNA, others
2. Major Business Services and Financial
Institution technology provider
3. Major Clearing Broker Dealer
4. Major Brokerage firm
5. Trade Associations

Financial Focus
1. Grow cash flow from business
services
2. Deploy operational leverage
3. Value business components
4. Reduce financial effect of CAPCO
business
5. Opportunistically acquire
businesses within the footprint
6. Simplify financial reporting and
structure

Why Is Newtek Well Positioned
1. Growing small business market with big
appetite for services
2. High quality product offerings
3. We know of no other comparable offerings
4. Business clients prefer few providers
5. Low cost provider
6. SMB Market is coveted
7. We started with a white board
8. We have a long term plan and an
execution and implementation strategy to
go along with it
9. Management is aiming high

23 Michael J. Holden - CFO

2007 Q1 Guidance  vs. Actual Results
0.8
1.8
1.3
EBITDA
Actual
(4.1)
(2.0)
(0.4)
(3.5)
(0.0)
1.0
0.8
Pretax Net
Income
Actual
21.8
(1.2)
1.1
1.5
1.6
2.3
3.9
12.6
Revenue
Actual
(5.4) –(5.0) 20.3 -20.8 Total
(1.1) –(1.1) Interco
Eliminations
(1.5) – (1.5) 1.2 -1.2 Corporate
Activities
(0.9) –(0.8) 0.9 – 1.0 All Others
(4.0) – (4.0) 1.6 -1.7 CAPCO
0.4-0.5 (0.4) – (0.3) 2.1 -2.1 SBA Lending
1.6-1.7 0.8 -0.9 3.8 -3.9 Web Hosting
1.1-1.2 0.6 -0.7 11.8 - 12.0 Electronic
Payment
Processing
EBITDA
Guidance
Pretax Net
Income
Guidance
Revenue
Guidance
In millions of dollars

2007 Q1 Actual  vs. 2006 Q1 Actual
0.8
1.8
1.3
EBITDA
Q1 ‘07
Actual
(4.1)
(2.0)
(0.4)
(3.5)
0.0
1.0
0.8
Pretax Net
Income
Q1 ‘07
Actual
21.8
(1.2)
1.1
1.5
1.6
2.3
3.9
12.6
Revenue
Q1
’07
Actual
(4.6) 17.1 Total
(1.4) Interco
Eliminations
(1.0) 1.3 Corporate
Activities
(0.8) 0.9 All Others
(4.1) 1.6 CAPCO
0.9 0.0 2.1 SBA Lending
1.8 1.0 3.2 Web Hosting
0.7 0.4 9.5 Electronic
Payment
Processing
EBITDA
Q1 ‘06
Actual
Pretax Net
Income
Q1 ‘06
Actual
Revenue
Q1
‘06
Actual
In millions of dollars

Cash Flows from Operating Activities by Segment for
the First Quarter of 2007 (in thousands of dollars)
(2,694)
(205)
-
-
(2,174)
-
(520)
(205)
Income (loss) before
discontinued operations
Discontinued operations, net of
tax
(1,260)
-
(318)
(205)
517
-
548
-
(7)
-
$(4,135) $- $ (1,793) $(2,342) Net cash provided by (used in)
operations
$(1,209) $(1,209) $1,393 $671 $(1,988)
(2,899)
(1,301)
1,727
3,063
(1,589)
167
(355)
(478)
(2,522)
740
(68)
(620)
-
-
-
-
-
-
-
-
-
-
-
-
(2,174)
(1,301)
15
3,063
(1,365)
-
-
(173)
-
740
-
(598)
(725)
-
1,712
-
(224)
167
(355)
(305)
(2,522)
-
(68)
(22)
Net income (loss)
Non-Cash:
Income from tax credits
Depreciation and Amortization
Accretion of interest expense
Deferred income taxes
Provision for loan losses
Capitalization  of servicing
assets
Other non-cash-net
Change in assets and liabilities:
SBA loan originations over
proceeds from sale of SBA loans
Prepaid insurance
Restricted cash change
Other-net
(1,260)
-
60
-
(751)
-
-
162
-
-
-
580
(523)
-
71
-
(159)
-
-
(382)
-
-
-
(216)
517
-
754
-
395
-
-
3
-
-
-
(276)
548
-
448
-
291
-
-
-
-
-
-
(616)
(7)
-
379
-
-
167
(355)
(88)
(2,522)
-
(68)
506
(4,066)
1,372
-
-
(3,539)
1,365
(527)
7
Income (loss) before (provision)
benefit for income taxes and
discontinued operations
(Provision) benefit for income
taxes
(2,011)
751
(372)
54
1,024
(507)
839
(291)
(7)
-
$21,809
25,875
$ (1,232)
(1,232)
$1,636
5,175
$21,405
21,932
Net Revenue
Total Expenses
$1,126
3,137
$1,519
1,891
$3,888
2,864
$12,557
11,718
$2,315
2,322
Total Eliminations
CAPCO
Segment
Total
Business
Services
Segments
Corporate
Activities
All
Other
Web
Hosting EPP
SBA
Lending

2007 Annual Segment Guidance
(17.2) - (15.8) (18.8) - (17.1) 93.2 - 94.9 90.5 - 92.5
Total
(4.5) – (4.5) (4.4) – (4.4)
Interco
Eliminations
(6.5) - (6.5) (6.0) – (6.0) 4.7- 4.7 4.8 - 4.9
Corporate
Activities
(2.9) - (2.6) (3.4) –(3.0) 4.8-5.1 4.2 - 4.6
All Others
(15.5) - (15.5) (16.0) – (16.0) 6.4- 6.7 6.4 - 6.8
CAPCO
3.9 - 4.3 3.5-4.0 0.4 - 0.8 0.0 - 0.5 10.5 -10.7 10.3 - 10.5
SBA Lending
7.3 - 7.6 7.1-7.5 3.8 - 4.1 3.6 – 4.0 15.9 -16.2 15.8 – 16.2
Web Hosting
5.3- 5.6 4.8 - 5.2 3.5 - 3.9 3.0 -3.4 55.4 - 56.0 53.4 - 53.9
Electronic
Payment
Processing
New EBITDA
Old
New Pretax Net
Income
Old
New Revenue
Old
In millions of dollars

28 Questions and Answers